UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: October 5, 2012

(Date of earliest event reported)

CAFEPRESS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35468	94-3342816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

6901 A Riverport Drive, Louisville, KY 40258

(Address of principal executive offices, including zip code)

(502) 995-2258

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On October 5, 2012, CafePress Inc. (“CafePress”), and EZ Prints, Inc., a Delaware corporation (“EZ Prints”), Sunday Morning Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of CafePress (“Merger Sub”) and, as Stockholder Representative, Fortis Advisors LLC, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction of certain conditions, Merger Sub will merge with and into EZ Prints (the “Merger”). As a result of the Merger, Merger Sub will cease to exist and EZ Prints will survive as a wholly-owned subsidiary of CafePress.

At the effective time of the Merger, all outstanding shares of capital stock of EZ Prints held by the stockholders of EZ Prints (the “EZP Stockholders”) will be converted into the right to receive an initial closing payment in the aggregate amount of $30,000,000, subject to customary adjustments and other transaction expenses (the “Initial Merger Consideration”). The Merger Agreement also provides for earn-out consideration whereby the EZP Stockholders have contingent rights to receive up to $10 million based on achievement of certain performance targets for the acquired business over the twelve months following the closing of the Merger. To the extent that such performance targets are achieved, the first $2.7 million will be paid in either CafePress common stock or cash, at the election of the receiving EZP Stockholders, which election must be made prior to the closing of the Merger. Any remainder of the $10 million, if earned, above $2.7 million would be paid out solely in cash. The Merger Agreement provides that the value of each share of common stock to be issued as part of the earn-out consideration will be $9.24.

The Merger Agreement also provides that $4.5 million of the Initial Merger Consideration will be placed into an escrow account to settle certain claims for indemnification for breaches or inaccuracies in EZ Prints’ representations and warranties, covenants and agreements and other indemnifiable claims.

In connection with the Merger Agreement, Mr. Wes Herman, the current Chief Executive Officer of EZ Prints, will enter into an employment agreement with CafePress effective at the closing of the Merger. The employment agreement will provide Mr. Herman a salary of $300,000 annually and he will have a contingent right to receive up to $1 million at a date twelve months after the closing of the Merger based on the achievement of the same performance targets for the acquired business as the earn-out consideration metrics.

The Merger and Merger Agreement were approved by the board of directors of CafePress, the board of directors and sole stockholder of Merger Sub, and the board of directors of EZ Prints. The Merger Agreement contains representations, warranties, and covenants by each of the parties thereto as well as indemnification. In addition, the Merger is subject to customary closing conditions, including the adoption and approval of the Merger Agreement by the requisite vote of EZP Stockholders and the requirement that certain third-party consents are obtained. The Merger is expected to close in the fourth quarter of 2012.

The above description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated by reference herein.

On October 10, 2012, CafePress issued a press release announcing the execution of the Merger Agreement, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 2.02.	Results of Operations and Financial Condition

On October 10, 2012, CafePress issued a press release announcing the execution of the Merger Agreement, which press release also included certain preliminary results for the quarter ended September 30, 2012. The press release contains forward-looking statements regarding CafePress and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02.	Unregistered Sales of Equity Securities.

As stated in Item 1.01 above, up to $2.7 million of the potential earn-out consideration in connection with the Merger may be issued as shares of common stock of CafePress or as cash at the election of the EZP Stockholders, which election must be made prior to closing. The value of any shares issued shall be $9.24 pursuant to the terms of the Merger Agreement. The issuance of any shares in the Merger will not be registered under the Securities Act. It is expected that the shares will be issued pursuant to the exemption from registration provided by Rule 506 of Regulation D under the Securities Act, or another available exemption from registration as CafePress may determine. CafePress will rely upon the representations and warranties of EZP Stockholders in support of the satisfaction of the conditions contained in Regulation D or such other available exemption from registration. The information contained in Item 1.01 is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On October 10, 2012, CafePress issued a press release announcing the execution of the Merger Agreement described in Item 1.01 above, which press release also included certain preliminary results for the quarter ended September 30, 2012. As part of this announcement, CafePress provided information on how to access a slide presentation with an overview of CafePress’ business and additional background regarding the Merger on its website. A copy of press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

In addition to the discussion regarding forward-looking statements in the press release attached as Exhibit 99.1 and incorporated herein by reference, this Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to statements regarding the Merger and the expected closing of, and consideration to be paid in connection with, the Merger. Actual events or results may differ materially from those contained in these forward-looking statements. Among the factors that could cause future events or results to vary from those contained in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the Merger may be delayed or may not occur; and the risk that litigation or other matters could affect the closing of the Merger. In addition, please refer to the periodic reports that CafePress files with the Securities and Exchange Commission (“SEC”), including on Forms 10-Q and 8-K and the risk factors noted therein. The SEC filings by CafePress identify and address other important factors that could cause events or results to vary from the forward-looking statements set forth in this Form 8-K. CafePress is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated October 5, 2012, by and among CafePress Inc., Sunday Morning Merger Sub Inc., EZ Prints, Inc., and Fortis Advisors LLC, as Stockholder Representative.

99.1	Press Release of CafePress Inc., dated October 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 10, 2012	CafePress Inc.

	By:	/s/ Monica N. Johnson
Monica N. Johnson Chief Financial Officer

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated October 5, 2012, by and among CafePress Inc., Sunday Morning Merger Sub Inc., EZ Prints, Inc., and Fortis Advisors LLC, as Stockholder Representative.

99.1	Press Release of CafePress Inc., dated October 10, 2012.